SUPPLEMENT DATED OCTOBER 1, 1997
                    TO THE PROSPECTUS DATED APRIL 25, 1997

              MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

     A  settlement agreement,  subject to  approval  by the  Court, has  been
signed  by  the  parties  in   the  class  action  described  in  "Additional
Information--Pending Litigation" in which the Fund is named as a defendant. The Fund will not be paying any money toward the settlement.

     Pursuant to the terms of the settlement agreement, Merrill Lynch & Co., Inc. will pay into a settlement fund (i) $50 million in cash and (ii) coupons with a face value of $40 million to be used to pay front-end sales charges on purchases of shares of other mutual funds advised by Merrill Lynch Asset Management L.P., the Fund's investment adviser, or its affiliate, Fund Asset Management L.P. The coupons are also exchangeable for cash equal to 50% of the coupon's face value.

     If the settlement agreement is approved by the Court and a final judgment is entered, each investor will receive, at a minimum, a $70.00 coupon. Cash from the settlement fund will first be distributed to those Fund shareholders who experienced losses on a total return basis as of September 15, 1993 (the date the Fund was added as a defendant) and to those shareholders of the World Fund who experienced such losses as of June 8, 1993. The net settlement amount remaining in the settlement fund after payment of certain costs and attorney's fees and expenses will be distributed to the members of the class.

     The settlement does not represent a finding or admission of wrongdoing by the defendants in the management or marketing of the Fund or the World Fund.


Code#11099-0497ALL